UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
[X]  Definitive  Proxy  Statement        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.1a-11(c)  or  240.1a-12

                          LIFE PARTNERS HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                      The Board of Directors of Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (check  the  appropriate  box):
[X]  No  fee  required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1) Title  of  each  class  of  securities  to  which  transaction applies:
     2) Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed  maximum  aggregate  value  of  transaction:
[ ]  Fee  paid  previously  with  preliminary  materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
     was  paid  previously.   Identify  the  previous  filing  by  registration
     statement number, or the Form or Schedule and  the  date  of  its  filing.
     1)  Amount  previously  paid:
     2)  Form,  Schedule  or  Registration  Statement  No.:
     3)  Filing  Party:
     4)  Date  Filed:

                          LIFE PARTNERS HOLDINGS, INC.
                                  204 Woodhew
                                Waco, Texas 76710
                            Telephone: 800-368-5569
                                Fax: 254-751-1025


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 31, 2001

To  the  Shareholders:

     Life Partners Holdings, Inc. ("We" or the "Company") will hold an Annual Meeting of Shareholders (the "Annual Meeting") on Tuesday, July 31, 2001, at 11:00 a.m., CT, at our corporate offices, 204 Woodhew, Waco, Texas. The Shareholders will meet to consider:

     (1)  Electing three directors, each  to  serve  for  a  term  of  one year;

     (2) Ratifying the selection of Gray & Northcutt, Inc., as independent auditors of the Company for the year ending February 28, 2002; and

     (3)  Transacting  other  business  incident  to  the  Annual  Meeting.

     The record date for the Annual Meeting is June 25, 2001. Only Shareholders of record at the close of business on that date can vote at the Annual Meeting.

     We hope you will attend the Annual Meeting. If you do not plan to attend, please sign and return the enclosed proxy. To encourage the use of proxies, we have enclosed a self-addressed, postage-paid envelope for your use.

                                           Sincerely,

                                           /s/R. Scott Peden
                                           ----------------------
                                           R. Scott Peden
                                           Clerk (Secretary)

June  28,  2001

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 31, 2001

     Life Partners Holdings, Inc. ("Life Partners", the "Company" or "We") welcomes you to our Annual Meeting of Shareholders. Life Partners is the parent company of Life Partners, Inc. ("LPI") and Extended Life Services, Inc. ("ELSI"). LPI is the oldest and one of the largest viatical settlement companies in the United States. To supplement LPI's viatical business, ELSI engages in senior life settlement transactions, a strongly emerging market similar to our viatical settlement business. Our business is discussed more fully in the annual report accompanying this Proxy Statement.

     We are furnishing this Proxy Statement to inform our Shareholders about the upcoming Annual Meeting. To encourage Shareholder participation, we are soliciting proxies to be used at the Annual Meeting.

     We are mailing this Proxy Statement and the accompanying proxy card to Shareholders beginning June 28, 2001.

General  Information

     Who Votes. If you hold shares as of the Record Date, June 25, 2001, you may vote at the Annual Meeting. On June 25, 2001, the Company had 9,589,849 shares of common stock outstanding. Each share is entitled to one vote.

     How To Vote. We will vote your shares for you if you send us a signed proxy before the Annual Meeting. You can tell us to vote for all, either, or none of the nominees for director. You can tell us to approve, disapprove, or abstain from voting on the independent auditors or from transacting incidental business at the Annual Meeting. We have provided information about the director nominees and the independent auditors in the following pages of this proxy statement.

     If you return a signed proxy, but do not tell us how you want to vote, we shall vote your shares "for" all director nominees and the independent auditors. Canceling Your Proxy. You can cancel your proxy at any time before we vote your shares in any of three ways:

     (1)  by  giving  the  Clerk  (Secretary)  a  written  cancellation;

     (2)  by  giving  a  later  signed  proxy;  or

     (3)  by  voting  in  person  at  the  Annual  Meeting.

     Counting the Necessary Votes. Directors are elected by a plurality of votes, which means that the director nominees for the positions to be filled (three positions) receiving the highest number of votes will be elected. To ratify the independent auditors, this proposal must receive a majority of the votes that could be cast at the Annual Meeting. If any incidental business is transacted at the Annual Meeting, the incidental business must receive a majority of the votes that could be cast at the Annual Meeting.

     The votes that could be cast are the votes actually cast plus abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any proposal. Proxies submitted by brokers that do not indicate a vote for the proposal (usually because the brokers don't have discretionary voting authority and haven't received instructions as to how to vote) are not considered "shares present" and will not affect the outcome of the vote. These broker proxies are referred to as "broker non-votes".

     Incidental Business. Proxies customarily ask for authority to transact Other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the election of directors and approval of the independent auditors, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.

                                     ITEM 1
                              ELECTION OF DIRECTORS

     The Shareholders will elect three directors at this year's Annual Meeting. Each director will serve for a one-year term ending at the 2002 annual meeting or until he is succeeded by another qualified director who has been elected.

     We shall vote your shares as you tell us on the enclosed proxy form. If you sign, date, and return the proxy form, but don't tell us how you want your shares voted, we shall vote your shares for the election of the following nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares for that other person.

     The three nominees for director are presently members of the Board of Directors.

                The Company recommends voting "For" the nominees.

Biographical  Information

     The following table sets forth the name and age of each director nominee and the year he became a director.

                               Director
           Name          Age     Since                 Position
           ----          ---   --------                --------
     Brian D. Pardo      58      2000       Chairman  of the Board, President and
                                            Chief   Executive   Officer  of  Life
                                            Partners  Holdings,  Inc.

     R. Scott Peden      37      2000       Director,   Clerk   (Secretary)   and
                                            General  Counsel   of  Life  Partners
                                            Holdings, Inc. and President  of  LPI
                                            and  ELSI

     Brian C. Kelly      40      2000       Director

     The Director Nominees. The Board of Directors has nominated three candidates for election. If elected, these nominees will serve one-year terms. A brief summary of each director nominee's principal occupation, business affiliations and other information follows.

     Brian D. Pardo. Mr. Pardo is President and Chief Executive Officer of the Company, and Chief Executive Officer of LPI and ELSI, our primary operating subsidiaries. He has served as the CEO of LPI since its incorporation in 1991. Mr. Pardo is one of the pioneers of the viatical settlement and senior life settlement industries. He has been certified as an expert in the field of viatical settlements and has testified on that subject on numerous occasions. Mr. Pardo served our nation from 1964 through 1966 as a helicopter gunship pilot in Vietnam.

     R. Scott Peden. Mr. Peden is the General Counsel and Clerk (Secretary) of the Company and the President and Chief Operating Officer of LPI and ELSI. Mr. Peden has served as Vice President and General Counsel for LPI since its incorporation in 1991. Mr. Peden has been certified as an expert in the field of viatical settlements and has testified on that subject on many occasions. He designed the structure of the viatical settlement transaction that is widely used throughout the industry. He holds a Bachelor of Arts degree from Trinity University and a Juris Doctor from Baylor University School of Law.

     Brian C. Kelly. Mr. Kelly is a partner in the law firm of Hawkins, Folsom, Muir & Kelly, Reno, Nevada, with which he has been associated since 1990. Mr. Kelly's practices in the area of corporate and patent law for both domestic and international clients. He is licensed to practice in the State of Nevada and the District of Columbia and is registered to practice before the U.S. Patent and Trademark Office. Mr. Kelly received a Bachelor of Science degree from Harvey Mudd College and his Juris Doctor from McGeorge School of Law - University of the Pacific. Mr. Kelly also holds a Master Of Laws degree in corporate law from George Washington University Law School in Washington, D.C.

Other Executive Officers

     In addition to the executive officers who serve on the Board of Directors, we have the following executive officers:

     Michael T. Beste, age 43, serves as President of our Institutional Division and serves as the Company's primary contact with all institutional investors. Mr. Beste joined the Company in April 2001. Prior to his association with us, he served as Director of Finova Realty Capital in Dallas, Texas, where he worked with conduit lenders and equity investment firms to provide capital solutions for commercial real estate owners and developers. Mr. Beste has also worked in the area of commercial real estate financing and development for GMAC and served as President of the real estate finance and development firm of RWB Investments from 1991-1998. He holds a Bachelor of Science Degree in Business from Arizona State University.

Service  on  the  Board

     Board Meetings and Committees. During the most recent fiscal year, the Board met eight times with all directors attending 75% or more of these meetings. Management also periodically conferred with directors between meetings regarding Company affairs.

     The Compensation Committee is currently composed of Mr. Pardo, Mr. Peden and Mr. Kelly. It met twice times during the most recent fiscal year with all members participating. It sets the compensation levels of the Chief Executive Officer and the President, establishes a general framework for the short-term Incentive program and has administered the Company's Omnibus Equity Compensation Plan. At present, the Company has no outstanding stock options or similar rights. The Compensation Committee's report is set forth below.

     The Board of Directors has created an Audit Committee and intends to appoint three independent directors to serve as members of the Audit Committee (see below regarding director search). The Company has not had an audit committee and the Board has performed the functions normally undertaken by an audit committee. After appointment of the committee members, the Audit Committee will be primarily concerned with the effectiveness of the Company's financial audits by the independent auditors. Its duties will include: (i) recommending the selection of independent auditors; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) reviewing the organization and scope of the Company's internal system of financial controls; (iv) reviewing the Company's financial reporting and the accounting standards and principles followed; and (v) examining other reports relating to the Company's compliance with insurance regulatory and licensing requirements. A copy of the Audit Committee Charter is set forth as Appendix A.

     The Board has not delegated its functions to any other standing committees, and thus has not created executive, nominating or other similar committees.

    We intend to expand the Board with the addition of at least two, independent directors and are conducting a search for qualified persons. If successful, the Board will increase its number to add the two new directors, who will serve until the next annual meeting of shareholders. We also expect that the Board will appoint the independent directors to the Audit Committee and to Compensation Committee, replacing two current members who are employed by the Company and are not independent.

     Director Compensation. We compensate our directors who are not employed by the Company. The independent directors receive $500 per year and $250 per meeting. We also reimburse all ordinary and necessary expenses incurred in the conduct of our business.

     Indemnification of Directors and Officers. Under Massachusetts law, we may indemnify our directors and officers. Under such provisions, any director or officer, who in his capacity as such, is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the Board of Directors determines such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. Massachusetts law further provides that such indemnification is not exclusive of any other rights to which such individuals may be entitled under the Articles of Organization, the Bylaws, any agreement, vote of Shareholders or disinterested directors or otherwise. Our Articles of Organization and Bylaws do not presently address the issue of indemnification.

                   OTHER INFORMATION ABOUT DIRECTORS, OFFICERS

                            AND CERTAIN SHAREHOLDERS

Beneficial  Ownership  of  Directors,  Officers  and  Certain  Shareholders

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 25, 2001, by (i) each director of the Company, (ii) each named executive officer in the Summary
Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

      Name of Director, Executive Officer          Beneficial Ownership(1)
                                              -------------------------------
      or Shareholders Holding 5% or More,     Number of Shares       Percent
      -----------------------------------     ----------------       -------
      Brian D. Pardo                              5,472,778(2)          57.1(2)
      Pardo  Family  Holdings,  Ltd.
        204  Woodhew
        Waco,  Texas  76710                       5,472,778  (2)        57.1  (2)
      R. Scott Peden                                 85,750              1.0
      Brian C. Kelly                                    -0-             -0-
      Michael T. Beste                               49,000                *
          All  directors  and  named  executive
          officers  as  a  group  (5  persons)    5,607,528             58.5

______________

*     Less  than  one  percent.
      (1) Shares of Common Stock that are not outstanding but that can be acquired by a person upon exercise of an option within 60 days are included in computing the percentage for such person, but are not included in computing the percentage for any other person. Disclosures regarding "beneficial ownership" are made as that term is defined under federal securities laws.
      (2) Mr. Pardo is deemed to have beneficial ownership of the shares of Pardo Family Holdings, Ltd.

Executive  Compensation

     The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each executive officer (including officers of LPI and ELSI) whose total annual salary and bonus exceeded $100,000 (the three are sometimes called the "named executive officers") for services performed in fiscal years ended February 28, 2001 and February 29, 2000. We acquired the Company in January 2000. Prior to that time, the Company had no operations and did not compensate its officers.

Summary  Compensation  Table

                                                                   Long Term
                                                                     Compen-
                                                                     sation
                                       Annual Compensation           Awards
                                  --------------------------------   --------
                                                          Other                All Other
                                                          Annual                 Compen-
                                                          Compen-    Options     sation
   Principal Position      Year  Salary ($)(1)  Bonus($)  sation(2)    (#)         ($)
   ------------------      ----  -------------  --------  ---------  -------   ---------
Brian D. Pardo             2001     450,000        -0-        -            -          -
  Chief Executive Officer  2000      48,082        -0-        -            -          -

R. Scott Peden             2001      92,000        -0-        -            -          -
  President                2000       9,803        -0-        -      100,000          -

Michael T. Beste           2001     100,085     10,000        -            -          -
  Director of              2000      13,320        -0-        -       50,000          -
  Institutional
  Division

------------------------

     (1) Mr. Pardo and Mr. Peden began their employment in January 2000 and the fiscal year ended February 29, 2000. The salary amounts for 2000 reflect five weeks of compensation. Mr. Beste began his employment in April, 2000.
     (2) The Company provides various perquisites to certain employees including the named executive officers. In each case, the aggregate value of the perquisites provided to the named executive officers did not exceed the lesser of $50,000 or 10% of such named executive officers' annual salary and bonus.

Stock  Options  Granted  in  the  Last  Completed  Fiscal  Year

     We  granted  no  stock  options  during  the  year ended February 28, 2001.

Stock  Option  Holdings

     We  had  no  unexercised  options  outstanding  as  of  February  28, 2001.

Compensation  and  Retirement  Committee  Report

     Composition. The Compensation Committee (the "Committee") is composed of three directors: Mr. Pardo (Chairman), Mr. Peden and Mr. Kelly.

     Compensation Approach. The Committee sets the compensation levels of the President of the Company and the Chief Executive Officer of Life Partners, Inc. ("LPI") and Extended Life Services, Inc. ("ELSI"), the principal operating subsidiaries of the Company. The Committee also sets a general framework for the short-term incentive program and administers the long-term incentive programs. It has adopted a set of guiding principles, which are designed to align executive compensation with management's execution of business strategies and initiatives as well as the achievement of long-term financial performance and growth in shareholder values. The principles are as follows:

     * The Company's salaries must reflect the contributions of each executive officer and the impact of those contributions on the business and financial success of the Company

     * The level of compensation should be competitive with the compensation paid to similarly skilled executives performing comparable functions within the Company's market area.

     * The Company provides incentive compensation from time to time to motivate personnel to achieve specific financial and operating goals.

     * The Company provides equity-based incentives for executive and senior officers and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as Shareholders as well as employees.

        Compensation is closely tied to performance and its impact on the growth In shareholder value. The primary components of executive compensation are base salary, short-term cash incentives and long-term equity incentives.

        Base Salary. The Company understands that base salaries must remain in a competitive range to attract and retain capable management. The Committee reviews these salary levels annually based on a subjective mix of the Company's performance, the executive's experience and contributions, and the levels of compensation received by similarly situated executives at comparable companies, and may increase the base salaries if the Committee deems an increase is warranted. The salaries of the other executive and senior officers are established by the CEO of LPI and ELSI, who evaluates these salaries in relationship to their respective levels of responsibility and contributions to the Company and based on the other criteria described by the Committee in this report. The beliefs of the CEO and the Committee regarding base salary levels are based on their collective knowledge and not on formal compensation surveys. Annual adjustments are made to maintain base salaries at competitive levels and to maintain an equitable relationship between the base salaries of executive and senior officers and overall merit increases for the Company's other employees.

        Short-Term Incentive Compensation. The Company provides from time to Time incentive compensation in the form of bonuses. For bonuses paid to the CEO and the President, the Committee assesses incentives accorded comparable positions in other companies, the reporting of pre-tax profits for the year, the financial returns on equity and assets, and limitations on the size of the bonus in relationship to the executive's base salary. It analyzes the bonus amount in relationship to the Company's broader corporate performance, its targeted growth objectives, and its results of operations. It also analyzes the bonus amount for the CEO in relationship to the individual officer's responsibilities and his importance to the Company's operating strategy. For bonuses other than those paid to the CEO and the President, the CEO applies similar criteria to establish bonus amounts for the other executive and senior officers. The Company has changed its business strategy from a focus on viatical settlements to senior life settlements. Until the Company is positioned to consummate its senior life settlements, it does not expect to award bonuses as short-term incentive compensation.

        Long-Term Incentive Compensation. To align the interests of its Shareholders and management, the Company adopted its Omnibus Equity Compensation Plan (the "Plan") to provide equity-based compensation to its management. The Company adopted its Plan in January 2001 following the change of control, and Granted awards covering 932,772 shares of our common stock to employees and consultants. All of these options have been exercised and no employee options are presently outstanding. Initial stock option awards for management are individually determined at or prior to employment at levels that are designed to attract qualified personnel. Although the Company may make grants of options from time to time, it does not expect that stock option grants will be a significant component of its compensation plan until the Company has made further progress in its transition from viatical settlements to senior life settlements.

     Corporate Performance and Chief Executive Officer Compensation. Brian D. Pardo is the Chief Executive Officer of LPI and ELSI, the principal operating subsidiaries of the Company. LPI is the oldest and one of the largest viatical settlement companies in the United States. We acquired ELSI in 2000 to handle senior life settlements, which we expect to become a rapidly growing market. Mr. Pardo has guided LPI since its inception and is one of the pioneers of the viatical settlement industry and is expected to play a similar role in the development of senior life settlements. Because of Mr. Pardo's unique contributions to the viatical and senior life settlement industries, his continued involvement with the Company is extremely important.

     In determining Mr. Pardo's compensation, the Committee considers Mr. Pardo's importance to the Company and its business strategy, including the transition from viatical settlements to senior life settlements. In addition, the Committee will consider the Company's results of operations and financial condition and its performance in comparison to its competitors. The Committee does not anticipate awarding Mr. Pardo equity-based compensation in light of his substantial beneficial holdings of the Company's Common Stock.

                                                   The Compensation Committee of
                                                    Life Partners Holdings, Inc.
                                                             Mr. Pardo, Chairman
                                                                       Mr. Peden
                                                                       Mr. Kelly
Dated:  June  25,  2001

     As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-KSB.

Compensation  Committee  Interlocks  and  Insider  Participation

     No executive officer or employee of the Company participated in Board decisions about executive compensation. No member of the Board and no employee of the Company serves or has served on the compensation committee (or Board of Directors of a corporation lacking a compensation committee) of a corporation employing a member of the Board.

Certain  Transactions

     We contract with ESP Communications, Inc., a corporation owned by Brian D. Pardo's spouse, for post-settlement services. The services included periodic contact with viators and their health care providers through telephone calls and mailings, monthly checks of social security records to determine a viator's status, and with the independent escrow agent in the filing of death claims. ESP also provides facilities and various administrative personnel to us. Either party may cancel the agreement with a 30-day written notice. We currently pay ESP $5,000 on a bi-weekly basis for its services. For the years ended February 28, 2001 and February 29, 2000, we paid ESP approximately $133,500 and $91,000, respectively.

     In November 2000, the Company converted a note payable to Mr. Pardo in the amount of $90,000 for 5,900 shares of Common Stock.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The Company is aware of the following filings and transactions that were not reported timely during the last completed fiscal year:

                               Number of           Number of
             Name             Late Reports     Transactions Affected
             ----             ------------     ---------------------
         Brian D. Pardo             1                   2
         R. Scott Peden             1                   2
         Jacqueline Davis           1                   1

     In addition to the above transactions, Mr. Pardo did not report his receipt of 5,900 shares, which were issued to him in November 2000 upon conversion of a note payable by the Company. See Certain Transactions above.

                                     ITEM 2
                            RATIFICATION OF AUDITORS

Vote  on  the  Independent  Auditors

     The Board of Directors has appointed Gray & Northcutt, Inc., independent certified public accountants, to audit the consolidated financial statements of the Company for the year ended February 28, 2002. The Company is advised that no member of Gray & Northcutt, Inc., has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Ratification of the Board's appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting.

          The Board of Directors recommends voting "For" this proposal.

     If the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative from Gray & Northcutt, Inc., is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement, and will be available to respond to appropriate questions.

Audit  Report  of  the  Board  of  Directors

     The Board of Directors presently conducts the functions that an audit committee would otherwise conduct. The Board has created an Audit Committee, but has not appointed members to serve. The Board presently has only one independent director and would like at least three independent directors to serve on the Audit Committee. The Board is conducting a search for qualified persons who will be "independent" and "financially literate", as defined under the Nasdaq listing standards. The Nasdaq listing standards define an independent director generally as a person, other than an officer of the company, who does not have a relationship with the Company that would interfere with the director's exercise of independent judgment. The Nasdaq listing standards define "financially literate" as being able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement).

     Functions. The Board has approved a charter for the Audit Committee, which is attached to this Proxy Statement as Addendum I (the "Charter"). The Charter describes the Audit Committee's composition, its mission statement and principal functions, its responsibilities for review of financial statements and internal financial procedures and controls, and its relationships with the Board of Directors, the independent accountants and the Company's financial staff. The Audit Committee's responsibilities will include the prior review of the Company's annual financial statements and substantiating the auditor's independence and their accountability to the Board of Directors and the Audit Committee. The Audit Committee believes that its Charter meets or exceeds the charter standards adopted by the Nasdaq.

     Actions Relating to the 2001 Financial Statements. The Board of Directors has taken the following actions with respect to the Company's audited financial statements as of and for the year ended February 28, 2001 (the "Financial Statements"):

     * the Board has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90 (Communication with Audit Committees and Audit Committee Communications, respectively);

     * the Board has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the auditors the auditors' independence; and

     * the Board has recommended that the Financial Statements be included in the Company's annual report on Form 10-KSB, based upon its review and discussions with the independent auditors.

     Audits  Fees  in  2001.   Gray  &  Northcutt  billed  the  Company  $45,375
during the fiscal year ended February 28, 2001, for auditing its Financial Statements and reviewing its quarterly financial statements.

     All Other Fees in 2001. All other fees charged by Gray & Northcutt during the fiscal year ended February 28, 2001, which principally relate to tax return preparation, tax and GAAP research, financial software conversion, edgarization and SEC filing services, were $23,617.

     The Audit Committee has considered whether Gray & Northcutt's non-audit services are compatible with maintaining its independence as an auditor.


Dated:  June 25, 2001                                  The Board of Directors of
                                                    Life Partners Holdings, Inc.
                                                    Mr. Brian D. Pardo, Chairman
                                                              Mr. R. Scott Peden
                                                              Mr. Brian C. Kelly

     As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-KSB.

                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

Other  Matters  Coming  Before  The  Meeting

     As of the date of this Proxy Statement, the Company knows of no business to come before the Annual Meeting other than that referred to above. The Company's rules of conduct for the Annual Meeting prohibit the introduction of substantive matters not previously presented to the Shareholders in a proxy statement. As to other business, such as procedural matters that may come before the meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of the Company and its Shareholders.

Shareholder  Proposals  for  the  Next  Annual  Meeting

     Any Shareholder who wishes to present a proposal at the Company's 2002 Annual Meeting of Shareholders must deliver such proposal to the Clerk (Secretary) of the Company by April 30, 2002, for inclusion in the Company's proxy, notice of meeting, and proxy statement for the 2002 Annual Meeting.

Additional  Information

     The Company will bear the cost of soliciting proxies. Officers and regular employees of the Company may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

     The Company's Annual report on form 10-KSB, including the financial statements and schedules thereto, for the year ended February 28, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to any Shareholder upon request to Mr. R. Scott Peden, General Counsel, Life Partners Holdings, Inc., 204 Woodhew, Waco, Texas 76710. Shareholders requesting exhibits to the Form 10-KSB will be provided the same upon payment of reproduction expenses.

                       By Order of the Board of Directors


                                /s/R. Scott Peden
                                -----------------
                                 R. Scott Peden
                                Clerk (Secretary)
June  28,  2001

                                   Appendix A

                          LIFE PARTNERS HOLDINGS, INC.
                                 Audit Committee
                                     CHARTER

     The Board of Directors of Life Partners Holdings, Inc. (the "Company") has established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.   Composition

     The Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship to that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Committee. Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.  Mission  Statement  and  Principal  Functions

     The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:


     (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.
     (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-KSB prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-KSB, based upon the Committee's review and discussions with the outside auditors.
     (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 10-QSB with the SEC.
     (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.
     (5) Meet with the Company's legal counsels to review legal matters that may have a significant impact on the Company or its financial reports.

     (6) Insure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.
     (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto to recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.
     (8)  Review  and  reassess  the  adequacy  of  this  Charter annually.

Independent  Accountants:

     (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Board of Directors and to the Committee and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).
    (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.
    (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.
    (12) Discuss with the outside auditors the matters required to be discussed by SAS 61 (Communication with Audit Committees) and SAS 90 (Audit Committee Communications).
    (13) Review management's recommendation on the outside auditors to be selected each year and make a final proposal to the Board of Directors in respect to such appointment.
    (14) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.
    (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.
    (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

Regulatory  Compliance:
    (17) Cause to be maintained an appropriate regulatory compliance program covering the Company and its subsidiaries to aid compliance with the laws and regulations applicable to viatical and senior life settlement companies.

    (18) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

Internal  Controls  and  Procedures:

    (19) Review periodically the scope and implications of the Company's internal financial controls and procedures and consider their adequacy.
    (20) Maintain direct access to the senior staff. If useful, require that studies be initiated on subjects of special interest to the Committee.
    (21) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company's internal financial procedures.

Special  Duties:
    (22) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

C.  Meetings
     Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-KSB.

     Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. The Chairman of the Committee and/or management of the Company may call meetings. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and the Committee at each Board meeting shall present an oral report.

     At the invitation of the Chairman of the Committee, the Chief Executive Officer and/or the Chief Financial Officer shall attend the meetings the Representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.


                                                               Approved by Board
                                                             as of June 25, 2001


LIFE PARTNERS HOLDINGS, INC.      This Proxy Is Solicited on Behalf of the Board
204  Woodhew                      of Directors
Waco, Texas 76710                 The undersigned hereby appoints Brian D. Pardo
                                  and R. Scott Peden as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Life Partners Holdings, Inc. held of record by the undersigned on June 25, 2001, at the Annual Meeting of Shareholders to be held on July 31, 2001, or any adjournment thereof.

1.  ELECTION OF DIRECTORS   FOR all nominees listed below   WITHHOLD AUTHORITY
                              (except as marked to the       to vote for all
                                   contrary below)         nominees listed below

  (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

                 Brian D. Pardo, R. Scott Peden, Brian C. Kelly

2.  RATIFICATION OF GRAY & NORTHCUTT, INC., AS INDEPENDENT AUDITORS FOR 2002.
        FOR [ ]                      AGAINST [ ]                   ABSTAIN [ ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR THE RATIFICATION OF THE AUDITORS.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 DATED:____________________________,  2001

                                 ________________________________________
                                              (Signature)

                                 ________________________________________
                                     (Signature  if  held  jointly)

                                 Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.